UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         February 15, 2006
                                                 -------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                    000-17962                  43-1461763
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)            Identification No.)


    4551 W. 107th Street, Overland Park, Kansas                        66207
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      (Address of principal executive offices)                       (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

(a) On February 15, 2006, the Executive Compensation Committee of Applebee's International, Inc. (the "Company") approved the fiscal 2005 cash bonuses to be paid to the Chief Executive Officer and the next five most highly compensated senior executive officers of the Company (the "Senior Officers") under the Company's existing cash bonus plans, based on the achievement of previously identified targets. The amounts to be paid are as follows: Lloyd Hill, CEO - $0; Dave Goebel, President and COO - $90,100; Steve Lumpkin, CFO - $115,300; John Cywinski, Chief Marketing Officer - $34,000; Stan Sword, Chief People Officer - $28,000; and Carin Stutz, Executive Vice President, Operations - $93,600. With the exception of the Chief Executive Officer's bonus, all executive bonuses were based on two weighted components: the Company's performance and the individual's performance. The CEO's bonus was based solely on the Company's performance.

(b)On February 15, 2006, the Executive Compensation Committee of the Company approved the fiscal 2006 base salary, cash bonus potential, based on achievement of previously identified targets, and other incentive compensation for the
Senior   Officers   as   follows:



--------------------- ------------------- ------------------------------- --------------------- ----------------------
                                                                           Stock Appreciation    Restricted Stock(3)
        Name             Base Salary           Cash Bonus Potential           Rights(1)(2)
--------------------- ------------------- ------------------------------- --------------------- ----------------------
Lloyd Hill                  $830,000      up to 125% of base salary               279,000                47,500
Dave Goebel                 $550,000      up to 100% of base salary               139,000                23,500
Steve Lumpkin               $475,000      up to 85% of base salary                 99,500                16,850
John Cywinski               $413,100      up to 70% of base salary                 54,000                10,000
Stan Sword                  $350,000      up to 65% of base salary                 54,000                 9,000
Carin Stutz                 $310,500      up to 65% of base salary                 90,000                   -


(1) Will be granted pursuant to the Company's Amended and Restated 1995 Equity Incentive Plan (the "Plan"). Upon exercise, executives will receive the number of shares of common stock equal to the appreciation in the fair market value of the number of shares set forth above based on the difference between the fair market value on the grant date and the fair market value on the date of exercise. Only the number of shares of common stock delivered as payment of such appreciation will count against the shares available for issuance under the Plan. The stock appreciation rights will be granted in equal quarterly installments during fiscal 2006, if the executive continues in his or her position, beginning March 1, 2006 and will vest 3 years from the date of the first grant in March, 2006. The form Stock Appreciation Rights Agreement is attached as Exhibit 10.1 hereto.

(2) Executives may elect to receive additional stock appreciation rights in exchange for restricted stock at a 4-to-1 ratio. Ms. Stutz made this election.

(3) Will be granted effective March 1, 2006, pursuant to the Plan. The restricted stock is subject to a three-year restriction period from the date of grant.



Item 9.01         Financial Statements and Exhibits.

         (d)      Exhibits

         10.1     Form of Stock Appreciation Rights Agreement

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  February 21, 2006

                                       APPLEBEE'S INTERNATIONAL, INC.


                                       By: /s/ Steven K. Lumpkin
                                          --------------------------------------
                                          Steven K. Lumpkin
                                          Executive Vice President and
                                          Chief Financial Officer

                                  Exhibit Index

Exhibit
Number             Description
-------            -----------

10.1               Form of Stock Appreciation Right Agreement